UTC North American Fund, Inc.

September 6, 2011

On behalf of UTC North American Fund, Inc. (the “Company”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated August 16, 2011, to the Prospectus for the UTC North American Fund, which was filed pursuant to Rule 497(e) on August 16, 2011.  The purpose of this filing is to submit the 497(e) filing dated August 16, 2011 in XBRL for the UTC North American Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.

Instance Document	EX-101.INS

Schema Document	EX-101.SCH

Calculation Linkbase Document	EX-101.CAL

Definition Linkbase Document	EX-101.DEF

Label Linkbase Document	EX-101.LAB

Presentation Linkbase Document	EX-101.PRE